SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                       JANUARY 22, 1997 (JANUARY 17, 1997)



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           0-13941                    95-3525565
          (Commission File Number)   (IRS Employer Identification No.)


          16215 ALTON PARKWAY
          IRVINE, CALIFORNIA                        92718
          (Address of principal executive offices)  (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

On January 17, 1997 AST Research, Inc. (the "Company") announced that Scott Bower has been named Senior Vice President, Sales and Marketing, Americas and an officer of the Company. A copy of the press release is attached to this report, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press Release dated January 17, 1997 announcing that Scott Bower has been named Senior Vice President, Sales and Marketing, Americas and an officer of the Company.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By  /s/ WON S. YANG
                                  Won S. Yang
                                  Senior Vice President
                                  and Chief Financial Officer (Acting)


Date:  January 22, 1997